UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

FormFactor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2012, the Compensation Committee of the Board of Directors of FormFactor, Inc., a Delaware corporation (the “Company”) approved the terms of a form of performance-based restricted stock unit agreement (the “PRSU Agreement”) to be used in connection with the 2012 annual grants to be made to members of the Company’s executive staff.

Subject to certain exceptions described below or in the actual PRSU Agreement, recipients of an award pursuant to the PRSU Agreement (the “PRSU”) must be employed by the Company in order for the PRSU to continue to vest.  To the extent that any unvested PRSUs are outstanding at the time of a Corporate Transaction (as defined in the PRSU Agreement), unless such PRSUs are assumed or replaced, the PRSUs will automatically be earned at the greater of (a) the target number of stock units under such PRSU or (b) the stock units earned based on the satisfaction of the applicable performance goals, and vested in full immediately prior to the close of the Corporate Transaction.  To the extent that any unvested PRSUs are outstanding at the time of a Corporate Transaction and are assumed or replaced in connection with the Corporate Transaction, the assumed or replaced PRSUs will become vested in full if a recipient’s employment is terminated without Cause (as defined in the Performance-Based RSU) following the Corporate Transaction.  To the extent that any PRSUs are outstanding at the time of the recipient’s death or Disability (as defined in the Performance-Based RSU), such PRSUs shall automatically become earned and vested in full on the date of the recipient’s death or termination of employment on account of Disability.

The foregoing description of the PRSU Agreement does not purport to be complete and is qualified in its entirety by reference to the form of PRSU Agreement, a copy of which is filed as Exhibit 99.01 hereto and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title and Description
99.01*	Form of Performance-Based Restricted Stock Unit Agreement

*Management contract or compensatory plan or arrangement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FormFactor, Inc. (Registrant)

Date: March 20, 2012	By:	/s/ Stuart L. Merkadeau
Stuart L. Merkadeau
Senior Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit Number	Title and Description
99.01*	Form of Performance-Based Restricted Stock Unit Agreement

*Management contract or compensatory plan or arrangement.

4